PROVISIONS, CONTINGENT ASSETS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Disclosure Of Provisions Contingent Liabilities And Contingent Assets [Abstract]
Disclosure of other provisions, contingent liabilities and contingent assets [text block]
NOTE 18. PROVISIONS, CONTINGENT ASSETS AND CONTINGENT LIABILITIES

The contingent liabilities for outstanding litigations are as follows:

Celulosa Arauco y Constitución S.A.

1. On August 25, 2005, the Chilean Servicio de Impuestos Internos (the “Chilean IRS”) issued tax resolutions No. 184 and No. 185 of 2005, and objected certain income tax returns made by Arauco on April 16, 2001 and October 31, 2001, and furthermore, requested the reimbursement of the amounts returned in connection to tax losses, along with the amendment of the FUT (Tax Profits Fund) Registry balance. In consideration to the foregoing, the above mentioned tax resolutions ordered the restitution of the historical amount of $4,571,664,617 (equal to ThU.S.$7,436 as of December 31, 2017). On November 7, 2005, the Company requested a Review of the Supervision Action (Revisión de la Actuación Fiscalizadora, or “RAF”), which is an administrative review of the tax action brought by the Chilean IRS, and filed a claim disputing the above mentioned tax resolutions No. 184 and 185 of 2005. The RAF was resolved on January 9, 2009 by the Chilean IRS, partially sustaining the Company’s request, granting a discount to the total amount of $1,209,399,164 (equal to ThU.S.$1,967, as of December 31, 2017), resulting in a total disputed amount of $3,362,265,453 (equal to ThU.S.$5,469 as of December 31, 2017); consequently, on this date the claim corresponding to the sums not granted during the enforcement stage was filed. On February 19, 2010, the Court acknowledged receipt of the Company’s request. Subsequently, the tax authority issued a report and the Company commented on such report.

On September 26, 2014, Arauco requested the submission of this claim to the competent jurisdiction of the new Tax and Customs Courts. On October 10, 2014, Arauco’s request was granted. Currently the action is being considered by these new Courts under the Docket No. RUC 14-9-0002087-3. On March 20, 2015, the SII responded to the allegations submitted by Arauco against Liquidations No. 184 and 185 of 2005. On June 19, 2017, the Court issued the evidence production ruling, which resolution was notified via certified letter on July 23 of 2017. Arauco lodged a motion for reconsideration and a supplementary appeal, requesting the terms of the evidence production ruling be modified. On July 7, 2017, the Court upheld the motion for reconsideration. On September 20, 2017, the Court issued its first instance decision confirming the liquidations. On October 12, 2017, Arauco challenged the decision through an appeal, requesting the Court of Appeals of Santiago to revoke the first instance decision and uphold Arauco’s claim instead. The case is pending.

Considering that the Company’s position is based on solid legal grounds, there is a reasonable margin for obtaining a favorable result for the Company and therefore as of December 31, 2017, Arauco has not made any provision whatsoever in connection to this contingency.

2. In connection with Licancel Plant, on June 22, 2011, the Company was notified of a civil claim for compensation of prejudice for an alleged tort liability, filed by twelve fishermen of the Mataquito River before the Court of First Instance, Guarantee and Family of Licantén under Docket number 73-2011. The case arose out of dead fish allegedly found in the Mataquito River on June 5, 2007 caused by the Licancel Plant. The plaintiffs seek to be compensated for alleged damages that they had from the aforementioned event, including loss of profits, pain and suffering and an alleged contractual liability, for a total of $2,695,560,000 (equal to ThU.S.$4,824 as of December 31, 2017).

On October 21, 2015, the Court issued a definitive first instance decision partially admitting the claim, sentencing Celulosa Arauco y Constitución S.A. to pay each claimant – as non-monetary damages – the sum of $5,000,000 (equal to ThU.S.$8, as of December 31, 2017) plus adjustments, in accordance with the variation of the Consumer Price Index, calculated as of the month of May 2007, up to the month when the payment is made. On November 16, 2015, the defendant challenged the definitive decision through the submission of a cassation appeal based on formal aspects and an ordinary appeal. In turn, the plaintiff adhered to the appeal, seeking to have the amount of the non-monetary damages recognized by the first instance decision increased. On June 27, 2017, the Court of Appeals of Talca confirmed the ruling, additionally declaring that it increased the amount awarded as non-monetary damages to $10,000,000 (equal to ThU.S.$16 as of December 31, 2017) for each claimant, plus Consumer Price Index-based adjustments, calculated from the date of the first instance ruling (October 21, 2015) up to the date of effective payment. On July 12, 2017, Arauco filed a cassation appeal based on both procedural and substantial flaws. On October 5, 2017, Arauco became a party to the Appeal.

On December 20, 2017 the parties reached a complete agreement, thus putting an end to the trial through a settlement, with Celulosa Arauco y Constitución S.A., paying - without recognizing any liability in connection with the events - an amount lower than ninety million pesos, with the plaintiffs, in turn, abandoning the cassation appeals that they had lodged. On December 28, 2017, the Supreme Corte issued a ruling declaring the waiver of both remedies. Proceedings Terminated.

3. Through Res. Ex. N° 1 issued by the Superintendence of the Environment (“SMA”) on January 8, 2016, notified on January 14, 2016, the SMA formulated 11 charges against the Company, due to alleged breaches of certain Environmental Qualification Resolutions for the Valdivia Plant and of DS No. 90/2000. The 11 charges were classified as follows by the SMA: 1 critical, 5 severe, 5 minor.

On February 12, 2016, the Company submitted its defenses.

On December 15, 2017, the Superintendence of the Environment issued Exempted Resolution No. 1,487, closing the punitive administrative proceeding, absolving the company with regards to one of the charges and convicting for other 10 charges, applying a fine of 7,777 UTA (equal to ThU.S.$ 7,131 as of December 31, 2017). On December 22, 2017, the Company submitted a motion for reconsideration regarding Exempted Resolution No. 1,487, before the SMA, requesting that we be absolved of all infringements, with the exception of the charge specified under number 7 (late submission of the water quality report regarding the Cruces river).

Exempted Resolution No. 357, issued by the Superintendence of the Environment (SMA) was notified on March 23rd, 2018, through which the reconsideration appeal lodged by the company was rejected. In consideration to the foregoing, on April 5, 2018, a judicial claim was submitted before the Third Environmental Court against Exempted Resolutions No. 1487 and No. 357 of the SMA. The complaint was declared admissible and an official letter was sent to the SMA for it to issue a report. Proceedings Pending. (Case File: R-64-2018, Third Environmental Court.)

Considering that the Company’s position is based on solid legal grounds, there is a reasonable margin for obtaining a favorable result for the Company, and therefore as of December 31, 2017, Arauco has not made any provision whatsoever in connection to this contingency.

4. Through Res. Ex. N° 1 of the SMA, dated February 17, 2016 notified on February 23, 2016, the SMA formulated 8 charges against the company due to alleged breaches of certain Environmental Qualification Resolutions for the Nueva Aldea Plant. The 8 charges were qualified by the SMA as follows: 7 severe and 1 minor.

On March 15, 2016, the company submitted - within the established term - a compliance program which contains 30 actions and goals, related to each one of the 8 alleged infringements. On July 15, 2016, the Exempted Resolution No. 11 of the SMA was notified, which approved the compliance program and suspended the punitive proceedings. If the program is satisfactorily implemented, it would be possible to conclude the proceedings without applying any sanctions.

On August 3, 2016, third-party complainants in the administrative proceeding filed a complaint appeal against Exempted Resolution No. 11 issued by the SMA, which approved the compliance program. On December 24, 2016, the Third Environmental Court rejected such complaint filed against Ex. Res. No. 11 SMA, which approved the compliance program. The petitioners did not file a cassation remedy.

On October 31, 2017, a final report was submitted regarding the Compliance Program, which evidenced the complete and comprehensive performance of all actions and measures envisaged in said program. The SMA must issue its opinion regarding the satisfactory performance of the Compliance Program.

5. Through Exempted Resolution No. 1/File F-020-2016, dated May 6, 2016, the SMA formulated four charges against the company due to certain alleged breaches of the Environmental Qualification Resolutions of the Licancel Plant. The SMA classified the four charges as follows: 1 severe and 3 minor.

Regarding the 4 charges pressed by the Superintendence of the Environment through Exempted Resolution No. 1/Case File F-020-2016, dated May 6, 2016, against the Company for alleged infringements to the Environmental Qualification Resolutions of the Licancel Plant, we can inform the following:

On February 1, 2017, the Environment Superintendent issued Exempted Resolution No. 71, imposing a fine against the Company for the amount of 239 Annual Tax Units (UTA) (equivalent to ThU.S.$ 219, as of December 31, 2017).

On February 13, 2017, the Company filed a motion for reconsideration, requesting the annulment of the fine or substantially decreasing it.

On August 7, 2017, a ruling was issued to resolve the reconsideration appeal, partially upholding the Company’s request regarding Charge No. 2, thus reducing the portion of the fine that corresponds to this charge, from 234 UTA to 177 UTA (equivalent to ThU.S.$215, as of December 31, 2017).

Additionally, regarding the total amount of the fine imposed for Charges Nos. 1, 2 and 3 (No. 4 had been rendered ineffective previously), the 25% reduction benefit was granted as a result of paying within the first 5 business days, and the total sum amounted to 136.5 UTA (equivalent to ThU.S.$125 as of December 31, 2017). Case closed.

6. Through Exempted Resolution No. 1/File F-031-2016, dated September 15, 2016, the SMA formulated three charges against the company due to certain alleged breaches of certain Environmental Qualification Resolutions of the Constitución Plant, and an alleged contravention of Law No. 19,300 resulting from a purported circumvention of the Environmental Assessment System. The SMA classified the three charges as follows: 1 severe and 2 minor.

On October 17, 2016, the company filed a Compliance Program containing 7 actions and objectives. On January 3, 2017, the SMA served its resolution approving the compliance program submitted by the Company. If the compliance program is executed satisfactorily, the proceedings would conclude without the application of any sanctions.

The final report regarding the Compliance Program was submitted on October 2, 2017, and further supplemented on December 11, 2017, evidencing the complete and comprehensive performance of all the actions and measures envisaged in said program. The SMA must issue its opinion regarding the satisfactory performance of the Compliance Program.

Since the Company’s position is grounded in solid legal arguments, there is a reasonable margin for obtaining a favorable result for the Company and therefore, as of December 31, 2017, Arauco has not made any provision whatsoever in connection to this contingency.

Arauco Argentina S.A.

1. On December 14, 2007 the Federal Administration of Internal Revenue (Administración Federal de Ingresos Públicos) (“AFIP”) requested a determination, challenging the deductibility, as against Income Tax, of certain expenses, interests and exchange differences generated by Private Negotiable Obligations issued by the Company in 2001 and cancelled in 2007, for an amount of US$ 250,000,000.

This determination reached $417,908,207 Argentine Pesos (equivalent to ThU.S.$22,409 as of December 31, 2017) for principal, compensatory interest and fines.

On February 11, 2008, the Company appealed before the National Tax Court (Tribunal Fiscal de la Nación) (“TFN”), which upheld the State’s determination on February 2010. The Company appealed this decision before the National Chamber of Appeals for Federal Administrative Disputes.

Likewise, the Company requested an interim measure of relief before the Chamber of Appeals, so that the Chamber may order the suspension of the determination’s enforceability while the final judgment is pending. On May 13, 2010, Chamber I of the National Chamber of Appeals for Federal Administrative Disputes approved the request, subject to the pledge of collateral, which collateral was furnished by the Company by means of Insurance Policy No. 86058, issued by Zurich Argentina Cia. de Seguros S.A. for $633,616,741 Argentine Pesos (equivalent to ThU.S.$ 33,976 as of December 31, 2017).

The judgment of the Chamber of Appeals, issued in December 2012, was contrary to the company’s interests. The Company filed an Ordinary Appeal before the Supreme Court of Justice, which was authorized by the Chamber of Appeals, and an Extraordinary Appeal, which was duly noted by the Chamber for the relevant procedural phase.

During this entire process, the Company, in consultation with its external legal advisors maintained their opinion that the Company had behaved within the limits of the law in its deduction of the interests, expenses and exchange differences that was challenged by the State, and that there were good chances that this determination issued by the AFIP would be rendered without effect.

On July 22, 2016, Congress passed law No. 27,260, whose Title II, Book II establishes an Exceptional Regularization Regime for Tax, Social Security and Customs Obligations, for obligations that have been the subject matter of judicial proceedings (henceforth, the “Regularization Regime”).

The introduction of the Regularization Regime entails an exemption from the applicable fines as well as a portion of the interests. In order to enjoy these benefits, the taxpayer must unconditionally accept its counterparty’s claim in relation to the regularized obligations, as well as desist from and withdraw any action and right, including restitution actions, bearing the expense of litigation costs and expenses.

The legal counselors that have been intervening in the different stages of litigation have highlighted the very important economic advantages offered by the Regularization Regime in light of the contingency inherent to any judicial case.

On September 7, 2016, the Company materialized its application to the Regularization Regime before the AFIP, in connection to the obligations claimed in consideration to the adjustment conducted by the State regarding the Income Tax Statements filed between the years 2001 and 2004 and reported this situation to the Nation’s Supreme Court, consequently abandoning the Ordinary Appeal that had been promptly filed.

As of this date, the updated amount for the contingency amounted to approximately $891,758,132 Argentine Pesos (equal to ThU.S.$47,818 as of December 31, 2017), corresponding to principal, interest and fines. The Company decided to pay in cash, and the balance that was finally paid amounted to $248,503,504 Argentine Pesos (equal to ThU.S.$ 13,626 as of December 31, 2017). Additionally, the Company shall assume the payment of all litigation costs and trial expenses, the sum of which was undetermined as of the date of these financial statements. On November 1, 2016, the Nation’s Supreme Court of Justice declared the above mentioned remedy’s abandonment and returned the file to the court of origin. On November 30, 2016, the First Chamber of the National Appeals Court declared that the case file as returned. On April 18, 2017, Chamber I of the National Chamber declared that the Company had abandoned its actions and rights, including its repetition rights, thus condoning the fine and the corresponding interests. Additionally, it ordered the deferral of the fees regulation until payment of the state attorneys has been decided before the lower court, ordering the reimbursement of the Surety Insurance. The contingency insurance policy has been redeemed and returned to the insurance company.

2. Pursuant to law No. 25,080, the former Secretary of Agriculture, Livestock, Fishing and Foodstuffs, the enforcement agency referred to in the law approved, by Res. No. 952/2000, the forestry and industrial-forestry projects submitted by Arauco Argentina S.A. In the context of these projects, the Company afforested: 1) 4,777 hectares during 2000, in observance of its committed yearly plan; and 2) 23,012 hectares between 2000 and 2006 as a part of the multi-year afforestation plan. Likewise, a sawmill was built with installed capacity to produce 250,000 m3 of sawn timber per year.

On January 11, 2001, Arauco Argentina S.A. submitted an expansion for the approved industrial-forestry project. The expansion was approved via Res. No. 84/03 issued by the former Secretary of Agriculture, Livestock, Fishing and Foodstuffs. In accordance with the assumed obligations, the Company built a MDF board (panels) plant and afforested 8,089 hectares between 2001 and 2006.

Additionally, the Company filed yearly forestry plans between years 2007 and 2015 for its local operations in the Provinces of Misiones and Buenos Aires.

In March, 2005, Note No. 145/05 of the Undersecretary of Agriculture, Livestock and Afforestation suspended the benefit that exempted Arauco Argentina S.A. from paying export duties under Law No. 25,080. This measure is currently under discussion by the Company. On November 8, 2006, the V Chamber of the National Appeals Court for Adversarial Administrative and Federal Matters issued a ruling ordering Arauco Argentina S.A. to continue to enjoy an exemption from paying the exportation duties, in the same manner and scope it had prior to the suspension ordered by Note No. 145/05, if the clearance of merchandise is performed pursuant to the guarantee regime established in article 453, subsection a) of the Customs Code, for the exempted tax obligation. The judicial measure became effective beginning on March of 2007 by collateralization through the granting of bond (caución) policies for each shipment permits exempted from payment of export duty. The company maintains an assignment of funds equivalent to $437,149,340 Argentine Pesos (ThU.S.$ 23,440 as of December 31, 2017) for guaranteed export duties, which appears under not current provisions. Additionally, the Company filed a restitution claim for a total amount of US$6,555,207, plus interests accrued from the service of the claim, corresponding to export duties between March 2005 and March 2007, as a result of the application of Note 145/05 issued by the Undersecretary of Agriculture, Livestock and Afforestation. Both the underlying issue and the restitution claim have yet to be resolved.

On the other hand, in April 2016, the Secretary of Agriculture, Livestock and Fishing issued Resolution No.154 – E/2016, that requires that the holders of enterprises that have received the fiscal benefits envisaged by Law No. 25,080, establish collateral to cover a third of the duration of the project, with a minimum term of five years. During May of 2017, the Company modified the duly established collateral in accordance to the terms of said Resolution, for which reason the security was ultimately established at an amount of $276,508,024 (ThU.S.$14,827 as of December 31, 2017).

Arauco Argentina S.A. believes that it has complied with all of the obligations imposed upon it by the system set forth under Law No. 25,080.

Arauco do Brasil S.A.

On November 8, 2012, the Brazilian tax authorities issued an Infringement Notice against one of our Brazilian subsidiaries, Arauco do Brasil S.A., for allegedly unpaid taxed owed by said company during the period from 2006 to 2010. Specifically, the tax authorities (i) objected to the deductibility of certain payments made, and expenses incurred (including the amortization of premiums, interest and litigation costs) by Arauco do Brasil between 2005 and 2010, and, (ii) argued that Arauco do Brasil made certain insufficient payments regarding the Brazilian Corporate Tax (“IRPJ”) and the Corporate Contribution over Net Profits (“CSLL”) during 2010.

On July 20, 2015, Arauco do Brasil was notified of the first-level administrative ruling which partially upheld the Infringement, at the estimated amount of R$164,159,000 (ThU.S.$49,572 as of December 31, 2017). Against this ruling, a Voluntary Appeal was filed seeking to revoke the Infringement Notice before the Brazilian Administrative Tax Council (Conselho Administrativo de Recursos Fiscais de Brasil or “CARF”), which is the second administrative level. The CARF’s decision was issued on May 16, 2017, and took into consideration certain arguments presented by the Company regarding the agios, but preserving other charges. Administratively, it is possible that the parties can file a Special Remedy. If the current scenario remains in place, it is estimated that the claim will amount to R$57,278,771 (ThU.S.$17,297 as of December 31, 2017), plus correction increments.

The company believes that its challenge against the Infringement Notice is based on sound legal grounds and that a reasonable possibility exists that this matter will be resolved in favor of the company. Otherwise, as the next step, the Company will discuss the Infringement Notice before the Brazilian Justice Courts.

Forestal Arauco S.A.

1. Maquinarias y Equipos Klenner Limitada filed a civil damages claim before the First Civil Court of Valdivia, Case File number C-375-2015, against Forestal Arauco S.A. The claim seeks compensation for alleged damages brought as a result of the termination of a service provision contract that took place on February 9, 2010. The plaintiff valued the damages in the amount of $4,203,216,164 (equivalent to ThU.S.$ 6,837, as of December 31, 2017).

On November 14, 2016, the lower court issued a ruling partially upholding the claim, convicting Forestal Arauco S.A. to pay the sum of $115,026,673 (equivalent to ThU.S.$ 187 as of December 31, 2017) as general damage, and the sum of $607,849,413 (equivalent to ThU.S.$ 989 as of December 31, 2017) for loss profit, rejecting the claim for alleged moral damage, all without ordering the payment of litigation expenses.

Forestal Arauco S.A. challenged the ruling filing a cassation remedy based on procedural violations as well as an appeal. The plaintiff also challenged the ruling through an appeal. On August 14, 2017, the Court of Appeals decided to only uphold the appeal filed by Forestal Arauco S.A., dismissing the claim in its entirety.

On September 1, 2017, the plaintiff challenged the decision rendered by the Court of Appeals, filing a formal cassation appeal and a cassation appeal on the merits before the Supreme Court. Proceedings pending.

Considering that the Company’s position is based on solid legal grounds, there is a reasonable margin for obtaining a favorable result for the Company and therefore, as of December 31, 2017, Arauco has not made any provision whatsoever in connection to this contingency.

2. On April 28, 2015, the company was notified of and answered the action for recovery submitted in ordinary proceedings by Mr. Rodrigo Huanquimilla Arcos and Mr. Mario Andrades Rojas, attorneys at law, on behalf of 24 members of the Arcos succession, who claiming to be owners of the estate that they identify as Hacienda Quivolgo, of 5,202 hectares, request that Forestal Celco S.A., currently Forestal Arauco S.A., be sentenced to return the above mentioned real property plus civil and natural fruits or revenues as well as any estates adhered to it, along with any damages that the real property may have suffered, with litigation costs. The company proceeded to answer the claim requesting that it be completely rejected, arguing that Forestal Celco S.A., currently Forestal Arauco S.A., is the sole and legitimate owner of the real property.

The Court ordered that this trial be joined with those entertained under Case File C-54-2015, suspending the proceeding and ordering the parties to appoint a joint representative to act on behalf of both parties. The attorneys for both claimant parties conferred reciprocal powers to each other, and thus the Court deemed they had fulfilled the legal requirement.

On December 9, 2016, the Court summoned the parties for the issuance of the ruling. On February 24, 2017, the first instance final ruling was notified, which ruling dismissed the claim in its entirety, and imposed the payment of court costs. On March 8, 2017, the claimant appealed against the first instance decision. Currently, the case is pending before the Court of Appeals, with the decree declaring that the case is ready to be heard by the Court being issued on April 12. Pending (Court of Appeals of Talca Case File No. 949-2017).

Considering that the Company’s position is based on solid legal grounds, there is a reasonable margin for obtaining a favorable result for the Company and therefore, as of December 31, 2017, Arauco has not made any provision whatsoever in connection to this contingency.

3. On April 6, 2015, the company was notified through a rogatory letter regarding the claim submitted by Mr. Gustavo Andrés Ochagavía Urrutia, attorney at law, acting on behalf of 23 members of the Arcos succession, who claim to be the owners of the estate that they identify as Hacienda Quivolgo, of 5,202 hectares, requesting that Forestal Celco S.A., currently Forestal Arauco S.A., be ordered to return the above mentioned real property plus civil and natural fruits or revenues as well as any estates adhered to it, along with any damages that the real property may have suffered, with litigation costs. They base their claim in that Forestal Celco S.A., currently Forestal Arauco S.A., is allegedly in possession but does not own the real property in question. On April 28, 2014, the company proceeded to answer the claim requesting that it be completely rejected, arguing that Forestal Celco S.A., currently Forestal Arauco S.A., is the sole and legitimate owner of the real property.

On January 8, 2016, the defendant requested a consolidation of the proceedings with Case file 334-2014, as well as the suspension of the proceedings until this request is decided upon. The Court ordered this case file to be joined with the proceedings of case file No. C-334-2014 of the Civil Court of Constitución.

On February 24, 2017, the final ruling of the lower court was notified, completely dismissing the claim, with litigation costs.

On March 8, 2017, the plaintiff filed an appeal against the lower court final ruling. Currently, the case is pending before the Court of Appeals, with the decree declaring that the case is ready to be heard by the Court being issued on April 12. Pending (Court of Appeals of Talca Case File No. 949-2017).

Considering that the Company’s position is based on solid legal grounds, there is a reasonable margin for obtaining a favorable result for the Company and therefore, as of December 31, 2017, Arauco has not made any provision whatsoever in connection to this contingency.

4. On August 24, 2017, the company was notified of a civil claim for recovery in ordinary proceedings, filed by Mrs. Carmen Muñoz Domínguez on behalf of Forestal Ezrece S.A. The plaintiff argues that its client would be the rightful owner – as a result of an assignment and sale – of 87.5% of the hereditary rights in the rural real estate property called “Pino Huacho,” located in the boroughs of Los Alamos and of Cañete, province of Lebu, Eighth Region, for a surface area amounting to 5,144.22 hectares, which actions would be under the possession of Forestal Arauco S.A. The claimant has requested the court to order Forestal Arauco S.A. to be sentenced to restitute these actions and rights. Forestal Arauco S.A. answered the claim, requesting its total dismissal, with litigation costs, and further filing a counterclaim based on the ordinary prescription and, in lieu thereof, based on extraordinary prescription.

Currently, and having exhausted the period of discussion both for the main action as well as the counterclaim, the Court issued the corresponding evidence production resolution. Forestal Arauco S.A. lodged a reconsideration remedy with a subsidiary appeal. The Court partially upheld the reconsideration and overruled the subsidiary appeal. Forestal Arauco S.A. lodged an appeal for the review of facts, dated April 11th, which was upheld by the Court of Appeals of Concepcion, ordering the Court to grant the processing of the appeal.

Proceedings currently in the evidence production stage. Pending. (Case File C-109-2017 First Instance and Guarantee Court of Lebu).

Considering that the Company’s position is based on solid legal grounds, there is a reasonable margin for obtaining a favorable result for the Company and therefore, as of December 31, 2017, Arauco has not made any provision whatsoever in connection to this contingency.

At the end of each reporting period there are no other contingencies that might significantly affect the Company’s financial, position or results of operations.

Provisions recorded as of December 31, 2017 and December 31, 2016 are as follows:

	12-31-2017	12-31-2016
Classes of Provisions	ThU.S.$	ThU.S.$
Provisions, Current	2,728	842
Provisions for litigations	616	427
Other provisions	2,112	415
Provisions, non-Current	36,008	38,138
Provisions for litigations	12,556	14,696
Other provisions	23,452	23,442
Total Provisions	38,736	38,980

	12-31-2017
		Other
	Litigations (*)	Provisions (**)	Total
Movements in Provisions	ThU.S.$	ThU.S.$	ThU.S.$
Opening balance	15,123	23,857	38,980
Changes in provisions
Increase in existing provisions	1,314	16	1,330
Increase through business combinations	-	2,106	2,106
Used provisions	(1,578)	-	(1,578)
Increase (decrease) in foreign currency exchange	(1,493)	-	(1,493)
Other Increases (Decreases)	(193)	(416)	(609)
Total Changes	(1,950)	1,706	(244)
Closing balance	13,173	25,563	38,736
(*) The increase in legal claims is composed mainly of ThU.S.$908 and ThU.S.$375 Brazilian and Argentine subsidiaries respectively) in connection with civil and labor lawsuits.

(**) The change in Other Increases (Decreases) in Other provisions is due to a reverse of the provision in Zona Franca Punta Pereira (Uruguay). The increase through business combination corresponds to the acquisition of Arauco Industrias de Paineis.

	12-31-2016
		Other
	Litigations (*)	Provisions (**)	Total
Movements in Provisions	ThU.S.$	ThU.S.$	ThU.S.$
Opening balance	11,400	23,999	35,399
Changes in provisions
Increase in existing provisions	5,363	1	5,364
Used provisions	(998)	(39)	(1,037)
Increase (decrease) in foreign currency exchange	(609)	-	(609)
Other Increases (Decreases)	(33)	(104)	(137)
Total Changes	3,723	(142)	3,581
Closing balance	15,123	23,857	38,980
(*) The increase in legal claims is composed mainly of ThU.S.$ 863 and ThU.S.$ 2,255 (Brazilian and Argentine subsidiaries respectively) in connection with civil and labor lawsuits, and ThU.S.$1,490 from Arauco Argentina in connection of fees in lawsuits.

(**) The change in Other Increases (Decreases) in Other provisions is due to a reverse of the ThU.S.$ 100 corresponding to Arauco Argentina.

	12-31-2015
		Other
	Litigations (*)	Provisions (**)	Total
Movements in Provisions	ThU.S.$	ThU.S.$	ThU.S.$
Opening balance	16,038	51,026	67,064
Changes in provisions
Increase in existing provisions	2,555	1,429	3,984
Used provisions	(2,990)	-	(2,990)
Increase (decrease) in foreign currency exchange	(5,163)	-	(5,163)
Other Increases (Decreases)	960	(28,456)	(27,496)
Total Changes	(4,638)	(27,027)	(31,665)
Closing balance	11,400	23,999	35,399
(*)The increase in legal claims is composed mainly of ThU.S.$1,558 from Brazilian subsidiaries in connection with civil and labor lawsuits, being the latter the most important. In addition there are ThU.S.$840 from Arauco Argentina in connection with labor lawsuits.

(**)The increase of Other Provisions comprises mainly an increase of ThU.S.$1,429 from Arauco Argentina for export duties. While in the Other Increases (Decreases), line item, the reverse of Negative Equity to Arauco Forest Brasil over Novo Oeste by ThU.S.$ 25,290 and Forestal Cholguán over Sercor is reflected by ThU.S.$2,850.

Provisions for litigations are related to labor and tax claims whose payment period is uncertain. Other provisions mainly include the recognition of a liability related to investments in associates and joint ventures accounted under the equity method with net asset deficiency at the end of the reporting period.